UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08934

Voya Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2019

Classes I and S

Strategic Allocation Funds-of-Funds
■	Voya Strategic Allocation Conservative Portfolio
■	Voya Strategic Allocation Growth Portfolio
■	Voya Strategic Allocation Moderate Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.[X_CGS]

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New season, last year’s plot

Dear Shareholder,

The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.

So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.

Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.

With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)

Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.

Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately

$300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.

And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.

In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.

In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.

In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA STRATEGIC ALLOCATION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Strategic Allocation Conservative Portfolio seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. Voya Strategic Allocation Growth Portfolio seeks to provide capital appreciation. Voya Strategic Allocation Moderate Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors seeking the risk profile applicable to that Portfolio. These Target Asset Allocations as of December 31, 2019 are set out in the table below. Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio and Voya Strategic Allocation Moderate Portfolio (each a “Portfolio” and collectively, the “Portfolios”) are managed by Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2019, Voya Strategic Allocation Conservative Portfolio’s Class I shares provided a total return of 14.82% compared to the Bloomberg Barclays U.S. Aggregate Bond Index and the Voya Strategic Allocation Conservative Composite which returned 8.72% and 16.57%, respectively, for the same period. For the year ended December 31, 2019, Voya Strategic Allocation Growth Portfolio’s Class I shares provided a total return of 22.84% compared to the Russell 3000® Index and the Voya Strategic Allocation Growth Composite which returned 31.02% and 24.44%, respectively, for the same period. For the year ended December 31, 2019, Voya Strategic Allocation Moderate Portfolio’s Class I shares provided a total return of 19.26% compared to the Russell 3000® Index and the Voya Strategic Allocation Moderate Composite which returned 31.02% and 21.16%, respectively, for the same period.

Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from a Portfolio’s Target Asset Allocation to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2019.

All of the Portfolios started 2019 favoring fixed income over equities. The Portfolios were overweight core U.S., short duration and long-maturity government bonds, along with an overweight to U.S. large-capitalization equities. These positions were funded by underweight positions in U.S. mid-cap equities, international equities and high yield.

Three trades were placed in January. In early January, all Portfolios initiated an underweight to senior loans, lowering overall credit exposure and realizing gains earned from the solid recovery in the loan market after the December 2018 sell-off. In addition to those considerations, we believed there was less need for a floating-rate component to mitigate interest-rate risk, since the U.S. Federal Reserve Board (“Fed”) had moved closer to concluding its rate tightening cycle. Proceeds from the sale were moved into short-term bonds. In mid-January, all of the Portfolios reduced equity exposure by selling international developed equities for short-term bonds following a meaningful bounce off the December lows. At the end of January, all of the Portfolios unwound a portion of their underweights to real estate investment trusts, funded by selling domestic large-cap equities.

In early February, we shortened duration across the Portfolios by swapping long-term U.S. Treasuries for core fixed income. The trade was primarily the result of our ten-year bond fair value model signaling over valuation and a slightly more optimistic economic growth outlook, albeit still declining toward trend. At the end of March, we eliminated the Portfolios’ allocation to commodities, as that asset class’ risk profile had become increasingly leveraged to emerging markets, giving it less of a diversifying property than in the past. Proceeds from the sale were used to purchase domestic large-cap equities.

At the close of April, adjustments were made to the strategic asset allocation targets to reflect our revised long-term capital market expectations for a range of asset classes. This resulted in modest changes to the Portfolios’ sub-asset allocations in varying degrees. Within equities, primary adjustments included a rotation from developed international and emerging market equities into domestic large-cap equities. Within fixed income, the Portfolios increased exposures to high yield while lowering exposures to senior loans. In addition, Treasury inflation protected securities were added as a strategic asset class in the Moderate Portfolio and the asset class was increased in the Conservative Portfolio.

At the end of May, the Portfolios purchased long-maturity Treasury bonds, funded by selling intermediate bonds. At the time of the trade, the potential impacts of trade war actions, combined with recent weakness in U.S. capital investment and retail sales, were suggesting to us a lower trajectory for economic growth. We reversed this position in June as fears of a slowdown abated.

In early August, the Portfolios reduced their allocation to emerging markets equity in favor of domestic large cap equity. At the time of the trade, Federal Reserve policy indicated a less-supportive stance than expected, supporting a stronger U.S. dollar — an historical headwind to equities in emerging markets. In the middle of August, the Portfolios reduced overall equity exposure by selling domestic large-cap equities in favor of core U.S. fixed income, reflective of expectations for soft industrial data and lack of support from sentiment measures. This trade was unwound at the beginning of September after reaching its stop-loss range.

In September, the Portfolios increased their exposure to domestic small-cap equity, after being underweight to the asset class over the course of two years. At the time of the trade, underperformance of small-cap equities had reached historical extremes and valuations had become attractive, indicating to us potential performance reversal. In addition, we expected lower interest rates driven by Fed policy would be supportive of economic growth, which small-cap stock performance generally tracks closely. The final trade in the third quarter extended duration, or exposure to interest-rate risk, across the suite as a defensive measure in a volatile market punctuated by oil shocks.

Three trades were enacted across the Portfolios in October. The first trade reduced the existing duration underweight of the Portfolios through the purchase of long-maturity government bonds funded by selling intermediate bonds. This positioning reflected our belief that U.S. employment would likely weaken from its then current pace, leading to continued easing by the Fed. The second and third trades of the month sought to diversify the Portfolios’ existing equity overweight, rotating a portion from domestic into both developed international and emerging market equities. At the time of the trades, recent foreign manufacturing data, such as global purchasing managers’ indexes (“PMIs”), supported the idea that the global economy had stopped slumping and was stabilizing. Overall, tactical allocation trades had a negative impact on the Portfolios for the period.

During the year, tactical moves had a negative impact across all Portfolios.

During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the Portfolios’ tactical asset allocation positions. Overall, tactical positions contributed to performance for the year.

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC ALLOCATION PORTFOLIOS

The portfolio management team also attempts to add value by selecting underlying funds that, in their view, are expected to perform well against the various asset class benchmarks from which the Target Asset Allocations are constructed. Underlying fund performance contributed to overall results for the period, before fees and expenses. For the year, top performers relative their respective benchmark included Voya Intermediate Bond Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund. Managers that struggled most relative to their respective benchmark were Voya Voya U.S. High Dividend Low Volatility Fund, Voya Large-Cap Growth Fund, and Voya Multi-Manager International Factors Fund.

Current Strategy and Outlook: After several months of easing in monetary policy from global central banks, the effects are beginning to trickle through to the real economy: in our view, the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe relaxed financial conditions and a robust labor market are likely to keep the marginal improvement trend in place. We view the likelihood of a U.S. recession over the next 12-months as low. We believe that central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no materially worrisome signs of financial excess.

What’s more, in our opinion, the probability of an exogenous shock has declined as U.S. and Chinese officials appear to be making progress on trade. Assuring us of this opinion are strong non-farm payrolls, contained high yield spreads and decent consumer confidence, which is corroborated by strong auto sales. Furthermore, although we have discounted the yield curve as a leading indicator of recession given the distortions arising from unconventional central bank asset buying and negative term premiums, the areas of the curve most closely correlated with future recessions have reverted to a more normal shape.

As a result, the Portfolios were neutral to stocks. Third quarter U.S. corporate earnings reports are coming in better than expected, as 75% of S&P 500® Index companies have reported positive earnings per share surprises and 60% have beaten revenue estimates. With profit margins for U.S. large cap companies well above their long-term average, it is our opinion that further gains in S&P 500® Index stocks will most likely need to come from revenue growth or earnings multiple expansion. We are reticent to rely much on top-line growth, given the lackluster, albeit improving, economic backdrop; yet we see scope for further tightening of the equity risk premium and higher valuations.

That said, we believe the relative advantage U.S. large caps have held over smaller cap and foreign stocks is lessening. Multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs, strong performance from global semiconductor stocks and high copper prices. Following a long bout of underperformance, non-U.S. stocks are under-owned and relatively cheap, in our opinion. Therefore, we have increased non-U.S. equity exposure by rotating our EAFE positioning back to neutral, funded by reducing our U.S. equity overweight. Additionally, supportive Chinese money and credit growth, easy global monetary policy and a range-bound U.S. dollar make us comfortable continuing our emerging market equity exposure.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Target Allocations as of December 31, 2019

Sub Asset Class	Conservative	Moderate	Growth
U.S. Large Blend	11.0%	15.0%	18.5%
U.S. Large Growth	5.0%	11.5%	11.0%
U.S. Large Value	11.5%	16.5%	17.5%
U.S. Mid Cap Blend	2.0%	4.0%	8.0%
U.S. Small Cap	3.0%	3.5%	7.0%
International	6.5%	9.5%	14.0%
Emerging Markets	3.0%	4.0%	5.0%
Global Real Estate	2.0%	2.0%	2.0%
Core Fixed Income	27.0%	18.0%	8.0%
High Yield	6.0%	4.0%	2.0%
Senior Debt	5.0%	3.0%	3.0%
International Bonds	4.0%	—	—
TIPS	5.0%	2.0%	—
Short Duration	7.0%	5.0%	2.0%
Long Government Bonds	2.0%	2.0%	2.0%
Total Equity	44.0%	66.0%	83.0%
Total Fixed Income	56.0%	34.0%	17.0%
	100.0%	100.0%	100.0%

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class I	14.82%	5.14%	6.90%
Class S	14.47%	4.88%	6.64%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class I	22.84%	7.00%	8.73%
Class S	22.49%	6.74%	8.46%
Russell 3000® Index	31.02%	11.24%	13.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class I	19.26%	6.34%	7.91%
Class S	18.94%	6.06%	7.64%
Russell 3000® Index	31.02%	11.24%	13.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Moderate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**
Voya Strategic Allocation Conservative Portfolio
Class I	$1,000.00	$1,049.20	0.26%	$1.34	$1,000.00	$1,023.89	0.26%	$1.33
Class S	1,000.00	1,048.00	0.51	2.63	1,000.00	1,022.63	0.51	2.60
Voya Strategic Allocation Growth Portfolio
Class I	$1,000.00	$1,076.50	0.26%	$1.36	$1,000.00	$1,023.89	0.26%	$1.33
Class S	1,000.00	1,075.10	0.51	2.67	1,000.00	1,022.63	0.51	2.60
Voya Strategic Allocation Moderate Portfolio
Class I	$1,000.00	$1,066.40	0.28%	$1.46	$1,000.00	$1,023.79	0.28%	$1.43
Class S	1,000.00	1,064.50	0.53	2.76	1,000.00	1,022.53	0.53	2.70

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Directors
Voya Strategic Allocation Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio, and Voya Strategic Allocation Moderate Portfolio (the Funds), each a series of Voya Strategic Allocation Portfolios, Inc., including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 26, 2020

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Growth Portfolio	Voya Strategic Allocation Moderate Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$56,914,266	$108,893,464	$110,066,436
Investments in unaffiliated underlying funds at fair value**	7,535,076	24,630,108	17,894,080
Cash	128,988	198,434	182,646
Cash collateral for futures	—	308,569	295,743
Receivables:
Fund shares sold	40,867	60,724	36,207
Interest	49	52	67
Prepaid expenses	438	892	895
Reimbursement due from manager	2,191	4,240	1,208
Other assets	8,045	14,247	14,595
Total assets	64,629,920	134,110,730	128,491,877
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	40,747	60,706	36,222
Payable for fund shares redeemed	99	—	4
Payable for investment management fees	11,286	25,046	22,974
Payable for distribution and shareholder service fees	757	620	396
Payable for directors fees	306	632	621
Payable to directors under the deferred compensation plan (Note 6)	8,045	14,247	14,595
Other accrued expenses and liabilities	37,649	52,551	57,213
Total liabilities	98,889	153,802	132,025
NET ASSETS	$64,531,031	$133,956,928	$128,359,852

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$57,655,352	$109,402,627	$109,338,192
Total distributable earnings	6,875,679	24,554,301	19,021,660
NET ASSETS	$64,531,031	$133,956,928	$128,359,852

* Cost of investments in affiliated underlying funds	$52,845,876	$97,514,526	$99,237,613
** Cost of investments in unaffiliated underlying funds	$7,362,950	$22,638,226	$16,469,787

Class I
Net assets	$60,959,248	$130,989,098	$126,474,983
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,682,303	8,384,848	8,651,433
Net asset value and redemption price per share	$13.02	$15.62	$14.62

Class S
Net assets	$3,571,783	$2,967,830	$1,884,869
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	276,993	191,912	129,787
Net asset value and redemption price per share	$12.89	$15.46	$14.52

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Growth Portfolio	Voya Strategic Allocation Moderate Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,507,259	$2,027,320	$2,423,307
Dividends from unaffiliated underlying funds	205,859	519,075	495,898
Interest	91	4,788	3,154
Total investment income	1,713,209	2,551,183	2,922,359

EXPENSES:
Investment management fees	125,999	273,548	265,761
Distribution and shareholder service fees:
Class S	7,613	7,536	4,647
Transfer agent fees	206	328	314
Shareholder reporting expense	10,950	21,170	21,900
Professional fees	25,185	46,355	45,625
Custody and accounting expense	12,299	17,615	17,996
Directors fees	2,450	5,056	4,975
Miscellaneous expense	8,770	11,285	11,450
Interest expense	628	—	343
Total expenses	194,100	382,893	373,011
Waived and reimbursed fees	(25,029)	(43,200)	(16,494)
Net expenses	169,071	339,693	356,517
Net investment income	1,544,138	2,211,490	2,565,842

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	707,782	8,215,317	4,243,759
Sale of unaffiliated underlying funds	376,219	768,177	893,214
Capital gain distributions from affiliated underlying funds	1,173,394	3,769,669	3,028,656
Futures	—	(277,043)	(334,371)
Net realized gain	2,257,395	12,476,120	7,831,258
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	4,219,877	8,691,731	9,896,601
Unaffiliated underlying funds	381,620	2,500,662	1,820,477
Futures	—	(111,490)	(204,131)
Net change in unrealized appreciation (depreciation)	4,601,497	11,080,903	11,512,947
Net realized and unrealized gain	6,858,892	23,557,023	19,344,205
Increase in net assets resulting from operations	$8,403,030	$25,768,513	$21,910,047

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Conservative Portfolio		Voya Strategic Allocation Growth Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$1,544,138	$1,437,946	$2,211,490	$2,420,148
Net realized gain	2,257,395	3,724,854	12,476,120	16,232,992
Net change in unrealized appreciation (depreciation)	4,601,497	(7,646,336)	11,080,903	(29,192,367)
Increase (decrease) in net assets resulting from operations	8,403,030	(2,483,536)	25,768,513	(10,539,227)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(4,621,699)	(2,985,308)	(14,051,926)	(2,770,421)
Class S	(221,487)	(133,841)	(345,044)	(60,980)
Total distributions	(4,843,186)	(3,119,149)	(14,396,970)	(2,831,401)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,347,184	6,513,101	5,355,708	4,504,208
Reinvestment of distributions	4,843,186	3,119,149	14,396,970	2,831,401
	14,190,370	9,632,250	19,752,678	7,335,609
Cost of shares redeemed	(12,110,863)	(12,662,526)	(14,427,445)	(23,703,762)
Net increase (decrease) in net assets resulting from capital share transactions	2,079,507	(3,030,276)	5,325,233	(16,368,153)
Net increase (decrease) in net assets	5,639,351	(8,632,961)	16,696,776	(29,738,781)

NET ASSETS:
Beginning of year or period	58,891,680	67,524,641	117,260,152	146,998,933
End of year or period	$64,531,031	$58,891,680	$133,956,928	$117,260,152

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$2,565,842	$2,662,590
Net realized gain	7,831,258	13,248,207
Net change in unrealized appreciation (depreciation)	11,512,947	(23,651,656)
Increase (decrease) in net assets resulting from operations	21,910,047	(7,740,859)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(11,764,803)	(3,103,193)
Class S	(178,631)	(49,270)
Total distributions	(11,943,434)	(3,152,463)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,197,277	6,525,086
Reinvestment of distributions	11,943,434	3,152,463
	18,140,711	9,677,549
Cost of shares redeemed	(18,521,590)	(26,524,283)
Net decrease in net assets resulting from capital share transactions	(380,879)	(16,846,734)
Net increase (decrease) in net assets	9,585,734	(27,740,056)

NET ASSETS:
Beginning of year or period	118,774,118	146,514,174
End of year or period	$128,359,852	$118,774,118

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Allocation Conservative Portfolio
Class I
12-31-19	12.34	0.33		1.41	1.74	0.36	0.70	—	1.06	—	13.02	14.82	0.30	0.26	0.26	2.53	60,959	74
12-31-18	13.51	0.29	•	(0.80)	(0.51)	0.36	0.30	—	0.66	—	12.34	(4.03)	0.31	0.26	0.26	2.26	56,221	60
12-31-17	12.54	0.29	•	1.01	1.30	0.33	—	—	0.33	—	13.51	10.53	0.30	0.24	0.24	2.27	64,354	33
12-31-16	12.23	0.29	•	0.39	0.68	0.37	—	—	0.37	—	12.54	5.69	0.30	0.22	0.22	2.34	71,020	76
12-31-15	12.64	0.30	•	(0.31)	(0.01)	0.40	—	—	0.40	—	12.23	(0.20)	0.29	0.19	0.19	2.38	74,645	29
Class S
12-31-19	12.23	0.30	•	1.39	1.69	0.33	0.70	—	1.03	—	12.89	14.47	0.55	0.51	0.51	2.36	3,572	74
12-31-18	13.39	0.26	•	(0.80)	(0.54)	0.32	0.30	—	0.62	—	12.23	(4.25)	0.56	0.51	0.51	2.02	2,670	60
12-31-17	12.44	0.26	•	0.99	1.25	0.30	—	—	0.30	—	13.39	10.18	0.55	0.49	0.49	2.04	3,171	33
12-31-16	12.13	0.25	•	0.40	0.65	0.34	—	—	0.34	—	12.44	5.47	0.55	0.47	0.47	2.09	3,128	76
12-31-15	12.53	0.26		(0.30)	(0.04)	0.36	—	—	0.36	—	12.13	(0.40)	0.54	0.44	0.44	2.14	3,180	29

Voya Strategic Allocation Growth Portfolio
Class I
12-31-19	14.40	0.28		2.79	3.07	0.43	1.42	—	1.85	—	15.62	22.84	0.30	0.26	0.26	1.76	130,989	66
12-31-18	16.03	0.28	•	(1.58)	(1.30)	0.33	—	—	0.33	—	14.40	(8.32)	0.27	0.23	0.23	1.77	114,461	45
12-31-17	13.84	0.27	•	2.18	2.45	0.26	—	—	0.26	—	16.03	17.88	0.26	0.21	0.21	1.79	143,509	32
12-31-16	13.30	0.25		0.65	0.90	0.36	—	—	0.36	—	13.84	6.93	0.28	0.19	0.19	1.77	136,383	56
12-31-15	13.80	0.26	•	(0.40)	(0.14)	0.36	—	—	0.36	—	13.30	(1.19)	0.28	0.15	0.15	1.86	140,351	26
Class S
12-31-19	14.27	0.22	•	2.77	2.99	0.38	1.42	—	1.80	—	15.46	22.49	0.55	0.51	0.51	1.45	2,968	66
12-31-18	15.88	0.24	•	(1.56)	(1.32)	0.29	—	—	0.29	—	14.27	(8.50)	0.52	0.48	0.48	1.53	2,799	45
12-31-17	13.72	0.22		2.17	2.39	0.23	—	—	0.23	—	15.88	17.57	0.51	0.46	0.46	1.55	3,490	32
12-31-16	13.19	0.19		0.66	0.85	0.32	—	—	0.32	—	13.72	6.63	0.53	0.44	0.44	1.51	2,825	56
12-31-15	13.69	0.22		(0.39)	(0.17)	0.33	—	—	0.33	—	13.19	(1.37)	0.53	0.40	0.40	1.61	2,654	26

Voya Strategic Allocation Moderate Portfolio
Class I
12-31-19	13.59	0.29	•	2.18	2.47	0.41	1.03	—	1.44	—	14.62	19.26	0.30	0.28	0.28	2.07	126,475	57
12-31-18	14.80	0.29	•	(1.16)	(0.87)	0.34	—	—	0.34	—	13.59	(6.05)	0.28	0.25	0.25	1.96	117,049	48
12-31-17	13.18	0.29		1.60	1.89	0.27	—	—	0.27	—	14.80	14.49	0.28	0.23	0.23	2.00	144,135	32
12-31-16	12.70	0.27		0.55	0.82	0.34	—	—	0.34	—	13.18	6.64	0.28	0.22	0.22	2.01	137,411	65
12-31-15	13.14	0.26	•	(0.32)	(0.06)	0.38	—	—	0.38	—	12.70	(0.57)	0.28	0.19	0.19	2.00	137,466	26
Class S
12-31-19	13.50	0.26		2.16	2.42	0.37	1.03	—	1.40	—	14.52	18.94	0.55	0.53	0.53	1.81	1,885	57
12-31-18	14.71	0.25	•	(1.16)	(0.91)	0.30	—	—	0.30	—	13.50	(6.31)	0.53	0.50	0.50	1.69	1,725	48
12-31-17	13.09	0.26		1.59	1.85	0.23	—	—	0.23	—	14.71	14.29	0.53	0.48	0.48	1.75	2,379	32
12-31-16	12.62	0.22	•	0.56	0.78	0.31	—	—	0.31	—	13.09	6.32	0.53	0.47	0.47	1.73	2,194	65
12-31-15	13.07	0.23		(0.33)	(0.10)	0.35	—	—	0.35	—	12.62	(0.88)	0.53	0.44	0.44	1.76	2,261	26

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019

NOTE 1 — ORGANIZATION

Voya Strategic Allocation Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on October 14, 1994. There are three active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Company: Voya Strategic Allocation Conservative Portfolio (“Strategic Allocation Conservative”), Voya Strategic Allocation Growth Portfolio (“Strategic Allocation Growth”), and Voya Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”), each a diversified series of the Company. Each Portfolio currently seeks to achieve its investment objective by investing primarily in other investment companies (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The two classes differ principally in the applicable distribution and service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of a Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

G.  Futures Contracts. The Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, the Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Strategic Allocation Growth and Strategic Allocation Moderate had purchased and sold futures contracts on various equity indices. Strategic Allocation Growth and Strategic Allocation Moderate also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2019, the below Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Strategic Allocation Conservative did not enter into any futures contracts during the year ended December 31, 2019. Please refer to the tables within the Portfolio of Investments for open futures contracts at December 31, 2019.

	Purchased	Sold
Strategic Allocation Growth	$5,758,559	$5,710,952
Strategic Allocation Moderate	4,528,317	4,501,194

H.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$45,403,385	$46,702,270
Strategic Allocation Growth	82,713,029	89,738,157
Strategic Allocation Moderate	70,140,412	80,404,528

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.18% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds, 0.70% of each Portfolio’s average daily net assets invested in direct investments and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated underlying funds and other investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have a distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the

Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance	Strategic Allocation Conservative	9.47%
Company	Strategic Allocation Growth	8.63
	Strategic Allocation Moderate	12.65
Voya Retirement	Strategic Allocation Conservative	83.54
Insurance and Annuity	Strategic Allocation Growth	86.16
Company	Strategic Allocation Moderate	83.83

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2019, the following Portfolios have the below payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Strategic Allocation Conservative	Audit	$11,326
Strategic Allocation Growth	Audit	15,452
Strategic Allocation Moderate	Audit	17,628

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser entered into written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)(2)	Class I	Class S
Strategic Allocation Conservative	0.71%	0.96%
Strategic Allocation Growth	0.77%	1.02%
Strategic Allocation Moderate	0.75%	1.00%
(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

The Expense Limitation Agreement is contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Allocation Conservative
Class I
12/31/2019	639,501	—	384,501	(896,295)	127,707	8,101,618	—	4,621,699	(11,356,489)	1,366,828
12/31/2018	473,905	—	232,139	(913,598)	(207,554)	6,163,502	—	2,985,308	(11,934,297)	(2,785,487)
Class S
12/31/2019	99,689	—	18,581	(59,575)	58,695	1,245,566	—	221,487	(754,374)	712,679
12/31/2018	26,822	—	10,489	(55,750)	(18,439)	349,599	—	133,841	(728,229)	(244,789)

Strategic Allocation Growth
Class I
12/31/2019	340,544	—	1,008,753	(911,353)	437,944	5,144,131	—	14,051,926	(13,783,744)	5,412,313
12/31/2018	273,118	—	174,240	(1,454,807)	(1,007,449)	4,323,542	—	2,770,421	(23,077,898)	(15,983,935)
Class S
12/31/2019	14,219	—	24,985	(43,423)	(4,219)	211,577	—	345,044	(643,701)	(87,080)
12/31/2018	11,579	—	3,865	(39,060)	(23,616)	180,666	—	60,980	(625,864)	(384,218)

Strategic Allocation Moderate
Class I
12/31/2019	434,426	—	890,598	(1,289,578)	35,446	6,087,794	—	11,764,803	(18,251,720)	(399,123)
12/31/2018	423,328	—	213,425	(1,760,180)	(1,123,427)	6,180,523	—	3,103,193	(25,639,140)	(16,355,424)
Class S
12/31/2019	7,798	—	13,584	(19,429)	1,953	109,483	—	178,631	(269,870)	18,244
12/31/2018	23,490	—	3,405	(60,834)	(33,939)	344,563	—	49,270	(885,143)	(491,310)

NOTE 10 — LINE OF CREDIT

Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 10 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2019:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Strategic Allocation Conservative	4	$1,671,000	3.43%
Strategic Allocation Moderate	1	3,639,000	3.44

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Strategic Allocation Conservative	$1,758,640	$3,084,546	$1,700,043	$1,419,106
Strategic Allocation Growth	3,310,012	11,086,958	2,831,401	—
Strategic Allocation Moderate	3,402,547	8,540,887	3,152,463	—

The tax-basis components of distributable earnings as of December 31, 2019 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Strategic Allocation Conservative	$1,918,839	$1,917,849	$3,045,746
Strategic Allocation Growth	2,793,236	10,189,991	11,582,928
Strategic Allocation Moderate	3,051,646	5,526,093	10,455,828

At December 31, 2019, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.

NOTE 13 — AUDITOR CHANGE (UNAUDITED)

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Company, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 11.7%
8,989	iShares 20+ Year Treasury Bond ETF	$1,217,829	1.9
19,599	iShares Core MSCI EAFE ETF	1,278,639	2.0
7,686	iShares Core S&P Small-Cap ETF	644,471	1.0
55,471	Schwab U.S. TIPS ETF	3,141,323	4.9
10,420	Vanguard Global ex-U.S. Real Estate ETF	615,718	0.9
6,866	Vanguard Real Estate ETF	637,096	1.0

	Total Exchange-Traded Funds
	(Cost $7,362,950)	7,535,076	11.7

MUTUAL FUNDS: 88.2%
	Affiliated Investment Companies: 88.2%
341,174	Voya Floating Rate Fund — Class I	3,241,151	5.0
266,637	Voya Global Bond Fund — Class R6	2,567,714	4.0
484,301	Voya High Yield Bond Fund — Class R6	3,898,622	6.0
923,133	Voya Intermediate Bond Fund — Class R6	9,563,658	14.8
320,483	Voya Large Cap Value Portfolio — Class I	3,916,299	6.1
68,032	Voya Large-Cap Growth Fund — Class R6	3,274,381	5.1
441,208	Voya Limited Maturity Bond Portfolio — Class I	4,460,609	6.9
46,279	Voya MidCap Opportunities Portfolio — Class I	644,203	1.0

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
154,751	Voya Multi-Manager Emerging Markets Equity Fund — Class I	$2,002,473	3.1
303,796	Voya Multi-Manager International Factors Fund — Class I	2,949,858	4.6
66,020	Voya Multi-Manager Mid Cap Value Fund — Class I	647,661	1.0
76,711	Voya Small Company Portfolio — Class I	1,307,157	2.0
310,922	Voya Strategic Income Opportunities Fund — Class R6	3,205,606	5.0
407,611	Voya U.S. Bond Index Portfolio — Class I	4,442,959	6.9
283,545	Voya U.S. High Dividend Low Volatility Fund — Class R6	3,575,507	5.5
424,744	Voya U.S. Stock Index Portfolio — Class I	7,216,408	11.2

	Total Mutual Funds
	(Cost $52,845,876)	56,914,266	88.2

	Total Investments in Securities (Cost $60,208,826)	$64,449,342	99.9
	Assets in Excess of Other Liabilities	81,689	0.1
	Net Assets	$64,531,031	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$7,535,076	$—	$—	$7,535,076
Mutual Funds	56,914,266	—	—	56,914,266
Total Investments, at fair value	$64,449,342	$—	$—	$64,449,342

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/19	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$880,542	$25,685	$(879,082)	$(27,145)	$—	$—	$132,702	$—
Voya Floating Rate Fund — Class I	4,115,356	823,793	(1,791,981)	93,983	3,241,151	169,197	(38,945)	—
Voya Global Bond Fund — Class R6	1,177,902	1,761,112	(442,433)	71,132	2,567,714	85,982	(4,485)	—
Voya High Yield Bond Fund — Class R6	—	4,322,113	(476,767)	53,276	3,898,622	144,383	(1,131)	—
Voya Intermediate Bond Fund — Class R6	12,340,013	4,749,906	(8,120,655)	594,394	9,563,658	384,317	67,730	7,725
Voya International Index Portfolio — Class I	2,348,741	61,660	(1,774,750)	(635,651)	—	—	869,761	—
Voya Large Cap Value Portfolio — Class I	2,405,590	2,123,331	(978,056)	365,434	3,916,299	77,615	(12,539)	249,843
Voya Large-Cap Growth Fund — Class R6	1,920,120	1,536,537	(788,470)	606,194	3,274,381	20,020	(42,640)	119,039
Voya Limited Maturity Bond Portfolio — Class I	6,447,836	2,445,281	(4,520,866)	88,358	4,460,609	96,235	49,064	—
Voya MidCap Opportunities Portfolio — Class I	591,717	161,530	(164,854)	55,810	644,203	1,657	33,617	69,071
Voya Multi-Manager Emerging Markets Equity Fund — Class I	1,176,342	1,641,654	(1,190,237)	374,714	2,002,473	32,611	(110,338)	10,084
Voya Multi-Manager International Factors Fund — Class I	1,761,978	1,696,539	(869,939)	361,280	2,949,858	91,041	(80,767)	—
Voya Multi-Manager Mid Cap Value Fund — Class I	589,692	197,194	(247,819)	108,594	647,661	7,231	(11,312)	52,844
Voya Small Company Portfolio — Class I	1,180,831	464,627	(566,860)	228,559	1,307,157	4,803	(95,395)	161,521
Voya Strategic Income Opportunities Fund Class R6	—	3,605,992	(429,470)	29,084	3,205,606	95,328	158	—
Voya U.S. Bond Index Portfolio — Class I	4,112,658	3,342,695	(3,263,731)	251,337	4,442,959	110,708	(1,757)	—
Voya U.S. High Dividend Low Volatility Fund — Class I	2,950,617	679,266	(3,877,234)	247,351	—	33,688	(4,479)	—
Voya U.S. High Dividend Low Volatility Fund — Class R6	—	3,436,375	(234,285)	373,417	3,575,507	40,768	4,954	38,986
Voya U.S. Stock Index Portfolio — Class I	4,194,197	8,176,770	(6,134,315)	979,756	7,216,408	111,675	(46,417)	464,282
	$48,194,132	$41,252,060	$(36,751,804)	$4,219,877	$56,914,266	$1,507,259	$707,782	$1,173,394

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $61,403,595.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,388,273
Gross Unrealized Depreciation	(1,342,527)
Net Unrealized Appreciation	$3,045,746

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 18.4%
47,680	iShares Core S&P Small-Cap ETF	$3,997,968	3.0
21,545	Vanguard Global ex-U.S. Real Estate ETF	1,273,094	1.0
14,197	Vanguard Real Estate ETF	1,317,339	1.0
44,643	Vanguard Russell 1000 Growth ETF	8,077,258	6.0
83,141	Vanguard Value ETF	9,964,449	7.4

	Total Exchange-Traded Funds
	(Cost $22,638,226)	24,630,108	18.4

MUTUAL FUNDS: 81.3%
	Affiliated Investment Companies: 81.3%
419,788	Voya Floating Rate Fund — Class I	3,987,989	3.0
331,048	Voya High Yield Bond Fund — Class R6	2,664,934	2.0
186,146	Voya Index Plus LargeCap Portfolio — Class I	5,355,431	4.0
1,006,470	Voya Intermediate Bond Fund — Class R6	10,427,029	7.8
272,646	Voya Large Cap Value Portfolio — Class I	3,331,737	2.5
139,258	Voya Large-Cap Growth Fund — Class R6	6,702,502	5.0
258,519	Voya Limited Maturity Bond Portfolio — Class I	2,613,625	1.9
379,576	Voya MidCap Opportunities Portfolio — Class I	5,283,698	3.9
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
528,919	Voya Multi-Manager Emerging Markets Equity Fund — Class I	$6,844,207	5.1
1,361,000	Voya Multi-Manager International Equity Fund — Class I	16,223,124	12.1
541,521	Voya Multi-Manager Mid Cap Value Fund — Class I	5,312,320	4.0
234,724	Voya Small Company Portfolio — Class I	3,999,699	3.0
255,047	Voya Strategic Income Opportunities Fund — Class R6	2,629,538	2.0
791,747	Voya U.S. High Dividend Low Volatility Fund — Class R6	9,983,929	7.4
1,385,150	Voya U.S. Stock Index Portfolio — Class I	23,533,702	17.6

	Total Mutual Funds
	(Cost $97,514,526)	108,893,464	81.3

	Total Investments in Securities (Cost $120,152,752)	$133,523,572	99.7
	Assets in Excess of Other Liabilities	433,356	0.3
	Net Assets	$133,956,928	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$24,630,108	$—	$—	$24,630,108
Mutual Funds	108,893,464	—	—	108,893,464
Total Investments, at fair value	$133,523,572	$—	$—	$133,523,572
Other Financial Instruments+
Futures	43,367	—	—	43,367
Total Assets	$133,566,939	$—	$—	$133,566,939
Liabilities Table
Other Financial Instruments+
Futures	$(157,297)	$—	$—	$(157,297)
Total Liabilities	$(157,297)	$—	$—	$(157,297)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/19	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$8,106,182	$144,697	$(7,773,515)	$(477,364)	$—	$—	$1,461,615	$—
Voya Floating Rate Fund — Class I	5,799,607	897,536	(2,880,010)	170,856	3,987,989	211,230	(89,744)	0
Voya High Yield Bond Fund — Class R6	—	2,928,475	(299,756)	36,215	2,664,934	99,074	(1,508)	—
Voya Index Plus LargeCap Portfolio — Class I	4,660,746	736,565	(841,689)	799,809	5,355,431	76,588	31,558	421,643
Voya Intermediate Bond Fund — Class R6	9,274,660	3,491,466	(2,937,278)	598,181	10,427,029	363,673	6,780	8,403
Voya International Index Portfolio — Class I	13,901,674	249,458	(10,775,264)	(3,375,868)	—	—	5,065,470	—
Voya Large Cap Value Portfolio — Class I	8,312,383	1,203,016	(5,088,337)	(1,095,325)	3,331,737	66,298	2,226,804	217,589
Voya Large-Cap Growth Fund — Class R6	8,743,510	1,003,575	(5,374,276)	2,329,693	6,702,502	40,774	(284,172)	242,442
Voya Limited Maturity Bond Portfolio — Class I	—	2,906,703	(324,540)	31,462	2,613,625	32,894	1,035	—
Voya MidCap Opportunities Portfolio — Class I	4,087,340	2,123,453	(1,186,576)	259,481	5,283,698	12,137	274,027	582,359
Voya Multi-Manager Emerging Markets Equity Fund — Class I	2,320,862	4,662,567	(946,620)	807,398	6,844,207	111,212	(78,067)	34,386
Voya Multi-Manager International Equity Fund — Class I	3,481,485	13,157,568	(1,774,416)	1,358,487	16,223,124	310,167	(10,935)	(0)
Voya Multi-Manager International Factors Fund — Class I	2,317,400	19,913	(2,687,663)	350,350	—	—	(116,195)	—
Voya Multi-Manager Mid Cap Value Fund — Class I	4,073,232	2,220,217	(1,978,079)	996,950	5,312,320	59,172	(389,761)	432,427
Voya RussellTM Mid Cap Index Portfolio — Class I	2,330,146	19,913	(2,272,072)	(77,987)	—	—	538,462	—
Voya Small Company Portfolio — Class I	6,989,970	1,091,726	(5,466,189)	1,384,192	3,999,699	14,928	(373,330)	502,118
Voya Strategic Income Opportunities Fund Class R6	—	2,925,605	(320,191)	24,124	2,629,538	78,596	486	—
Voya U.S. Bond Index Portfolio — Class I	3,478,170	278,763	(3,729,539)	(27,394)	—	26,573	96,223	—
Voya U.S. High Dividend Low Volatility Fund — Class I	—	9,843,033	(9,843,033)	—	—	60,904	(2,431)	—
Voya U.S. High Dividend Low Volatility Fund — Class R6	—	9,641,277	(232,398)	575,050	9,983,929	112,912	859	108,571
Voya U.S. Stock Index Portfolio — Class I	17,745,898	6,477,780	(4,713,397)	4,023,421	23,533,702	350,188	(141,858)	1,219,730
	$105,623,265	$66,023,306	$(71,444,838)	$8,691,731	$108,893,464	$2,027,320	$8,215,317	$3,769,669

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2019, the following futures contracts were outstanding for Voya Strategic Allocation Growth Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	16	03/20/20	$1,336,480	$20,850
Mini MSCI EAFE Index	26	03/20/20	2,647,450	(5,335)
U.S. Treasury Ultra Long Bond	14	03/20/20	2,543,188	(82,352)
			$6,527,118	$(66,837)
Short Contracts:
S&P 500® E-Mini	(25)	03/20/20	(4,038,875)	(69,610)
U.S. Treasury 10-Year Note	(20)	03/20/20	(2,568,438)	22,517
			$(6,607,313)	$(47,093)

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$20,850
Interest rate contracts	Net Assets- Unrealized appreciation*	22,517
Total Asset Derivatives		$43,367

Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$74,945
Interest rate contracts	Net Assets- Unrealized depreciation*	82,352
Total Liability Derivatives		$157,297

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(342,308)
Interest rate contracts	65,265
Total	$(277,043)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$18,116
Interest rate contracts	(129,606)
Total	$(111,490)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $121,826,714.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$13,309,360
Gross Unrealized Depreciation	(1,726,432)
Net Unrealized Appreciation	$11,582,928

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 13.9%
44,226	Schwab U.S. TIPS ETF	$2,504,518	1.9
20,769	Vanguard Global ex-U.S. Real Estate ETF	1,227,240	1.0
13,686	Vanguard Real Estate ETF	1,269,924	1.0
35,863	Vanguard Russell 1000 Growth ETF	6,488,693	5.0
53,431	Vanguard Value ETF	6,403,705	5.0

	Total Exchange-Traded Funds
	(Cost $16,469,787)	17,894,080	13.9

MUTUAL FUNDS: 85.8%
	Affiliated Investment Companies: 85.8%
404,038	Voya Floating Rate Fund — Class I	3,838,365	3.0
637,269	Voya High Yield Bond Fund — Class R6	5,130,012	4.0
134,369	Voya Index Plus LargeCap Portfolio — Class I	3,865,795	3.0
1,452,249	Voya Intermediate Bond Fund — Class R6	15,045,296	11.7
420,059	Voya Large Cap Value Portfolio — Class I	5,133,127	4.0
174,124	Voya Large-Cap Growth Fund — Class R6	8,380,601	6.5
622,006	Voya Limited Maturity Bond Portfolio — Class I	6,288,484	4.9
182,665	Voya MidCap Opportunities Portfolio — Class I	2,542,701	2.0
407,327	Voya Multi-Manager Emerging Markets Equity Fund — Class I	5,270,809	4.1
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
408,989	Voya Multi-Manager International Equity Fund — Class I	$4,875,144	3.8
496,764	Voya Multi-Manager International Factors Fund — Class I	4,823,579	3.8
260,599	Voya Multi-Manager Mid Cap Value Fund — Class I	2,556,480	2.0
188,391	Voya Small Company Portfolio — Class I	3,210,189	2.5
490,940	Voya Strategic Income Opportunities Fund — Class R6	5,061,594	4.0
460,158	Voya U.S. Bond Index Portfolio — Class I	5,015,723	3.9
761,867	Voya U.S. High Dividend Low Volatility Fund — Class R6	9,607,141	7.5
1,143,107	Voya U.S. Stock Index Portfolio — Class I	19,421,396	15.1

	Total Mutual Funds
	(Cost $99,237,613)	110,066,436	85.8

	Total Investments in Securities (Cost $115,707,400)	$127,960,516	99.7
	Assets in Excess of Other Liabilities	399,336	0.3
	Net Assets	$128,359,852	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$17,894,080	$—	$—	$17,894,080
Mutual Funds	110,066,436	—	—	110,066,436
Total Investments, at fair value	$127,960,516	$—	$—	$127,960,516
Other Financial Instruments+
Futures	40,737	—	—	40,737
Total Assets	$128,001,253	$—	$—	$128,001,253
Liabilities Table
Other Financial Instruments+
Futures	$(147,136)	$—	$—	$(147,136)
Total Liabilities	$(147,136)	$—	$—	$(147,136)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/19	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$5,886,360	$51,452	$(5,745,571)	$(192,241.00)	$—	$—	$899,160	$—
Voya Floating Rate Fund — Class I	5,895,803	790,038	(3,001,361)	153,885	3,838,365	209,050	(70,838)	—
Voya High Yield Bond Fund — Class R6	—	5,663,669	(603,747)	70,090	5,130,012	193,983	(1,724)	0
Voya Index Plus LargeCap Portfolio — Class I	3,553,126	635,276	(855,726)	533,119	3,865,795	56,389	99,451	310,440
Voya Intermediate Bond Fund — Class R6	18,856,724	4,485,914	(9,280,324)	982,982	15,045,296	588,192	22,968	12,099
Voya International Index Portfolio — Class I	7,066,127	116,888	(5,378,939)	(1,804,076)	—	—	2,657,260	—
Voya Large Cap Value Portfolio — Class I	7,239,747	1,223,117	(3,311,414)	(18,323)	5,133,127	102,467	1,015,256	341,916
Voya Large-Cap Growth Fund — Class R6	7,702,435	1,199,786	(2,641,102)	2,119,482	8,380,601	50,903	(145,864)	302,671
Voya Limited Maturity Bond Portfolio — Class I	2,351,142	4,976,071	(1,140,311)	101,582	6,288,484	93,129	4,066	0
Voya MidCap Opportunities Portfolio — Class I	2,967,495	403,804	(891,634)	63,036	2,542,701	6,580	358,837	284,454
Voya Multi-Manager Emerging Markets Equity Fund — Class I	2,359,251	3,250,916	(1,085,529)	746,171	5,270,809	85,533	(88,981)	26,444
Voya Multi-Manager International Equity Fund — Class I	3,539,063	1,510,638	(957,394)	782,837	4,875,144	92,998	2,953	—
Voya Multi-Manager International Factors Fund — Class I	2,944,733	2,283,761	(914,035)	509,120	4,823,579	148,099	(46,639)	—
Voya Multi-Manager Mid Cap Value Fund — Class I	2,957,423	520,826	(1,666,451)	744,682	2,556,480	28,435	(280,263)	207,804
Voya Small Company Portfolio — Class I	4,736,722	781,373	(3,229,811)	921,905	3,210,189	12,372	(283,233)	416,159
Voya Strategic Income Opportunities Fund Class R6	—	5,658,491	(644,124)	47,227	5,061,594	153,898	1,044	0
Voya U.S. Bond Index Portfolio — Class I	5,896,891	1,057,773	(2,236,086)	297,145	5,015,723	126,977	(2,035)	0
Voya U.S. High Dividend Low Volatility Fund — Class I	3,550,793	6,081,478	(9,938,031)	305,760	—	74,653	1,375	—
Voya U.S. High Dividend Low Volatility Fund — Class R6	—	9,192,469	(335,548)	750,220	9,607,141	109,945	13,065	104,306
Voya U.S. Stock Index Portfolio — Class I	12,622,994	8,892,424	(4,876,020)	2,781,998	19,421,396	289,704	87,903	1,022,361
	$100,126,829	$58,776,164	$(58,733,158)	$9,896,601	$110,066,436	$2,423,307	$4,243,759	$3,028,656

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

At December 31, 2019, the following futures contracts were outstanding for Voya Strategic Allocation Moderate Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	15	03/20/20	$1,252,950	$19,547
Mini MSCI EAFE Index	25	03/20/20	2,545,625	(5,129)
U.S. Treasury Ultra Long Bond	13	03/20/20	2,361,531	(75,181)
			$6,160,106	$(60,763)
Short Contracts:
S&P 500® E-Mini	(24)	03/20/20	(3,877,320)	(66,826)
U.S. Treasury 10-Year Note	(19)	03/20/20	(2,440,015)	21,190
			$(6,317,335)	$(45,636)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$19,547
Interest rate contracts	Net Assets- Unrealized appreciation*	21,190
Total Asset Derivatives		$40,737

Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$71,955
Interest rate contracts	Net Assets- Unrealized depreciation*	75,181
Total Liability Derivatives		$147,136

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(401,053)
Interest rate contracts	66,682
Total	$(334,371)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(78,629)
Interest rate contracts	(125,502)
Total	$(204,131)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $117,398,289.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,121,732
Gross Unrealized Depreciation	(1,665,904)
Net Unrealized Appreciation	$10,455,828

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Strategic Allocation Conservative Portfolio
Class I	NII	$0.3614
Class S	NII	$0.3282
All Classes	STCG	$0.0245
All Classes	LTCG	$0.6741
Voya Strategic Allocation Growth Portfolio
Class I	NII	$0.4251
Class S	NII	$0.3827
All Classes	LTCG	$1.4204
Portfolio Name	Type	Per Share Amount
Voya Strategic Allocation Moderate Portfolio
Class I	NII	$0.4092
Class S	NII	$0.3665
All Classes	LTCG	$1.0255

NII—Net investment income
STCG—Short-term capital gain
LTCG—Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Strategic Allocation Conservative Portfolio	18.96%
Voya Strategic Allocation Growth Portfolio	38.50%
Voya Strategic Allocation Moderate Portfolio	30.96%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Strategic Allocation Conservative Portfolio	$3,084,546
Voya Strategic Allocation Growth Portfolio	$11,086,958
Voya Strategic Allocation Moderate Portfolio	$8,540,887

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2019:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Strategic Allocation Conservative Portfolio	$9,793	$.0020	5.60%
Voya Strategic Allocation Growth Portfolio	$39,368	$.0046	13.76%
Voya Strategic Allocation Moderate Portfolio	$27,632	$.0031	9.36%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director Chairperson	May 2013–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	146	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	146	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	146	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	146	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	146	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013–Present	Consultant (May 2001–Present).	146	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	October 2015–Present	Retired.	146	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*	Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	December 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	June 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	March 2002–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020–Present	Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 21, 2019, the Board of Directors (“Board”) of Voya Strategic Allocation Portfolios, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio, and Voya Strategic Allocation Moderate Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Strategic Allocation Conservative Portfolio

In considering whether to approve the renewal of the Contracts for Voya Strategic Allocation Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the ten-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Strategic Allocation Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Strategic Allocation Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, and the third quintile for the year-to-date, one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competiveness of the Portfolio’s management fee rate and all-in net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Strategic Allocation Moderate Portfolio

In considering whether to approve the renewal of the Contracts for Voya Strategic Allocation Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s contractual management fee rate and all-in net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the

Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-SAIS	(1219-021320)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $72,000 for the year ended December 31, 2019 and $72,000 for the year ended December 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2019 and $8,100 for the year ended December 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $13,874 for the year ended December 31, 2019 and $14,042 for the year ended December 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $112 for the year ended December 31, 2019 and $0 for the year ended December 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2019 and December 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Strategic Allocation Portfolios, Inc.	$13,986	$22,142
Voya Investments, LLC (1)	$107,750	$38,950

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Strategic Allocation Portfolios, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2020